UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2002.

HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23653 (Commission File Number)	76-487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600
(Registrant's telephone number, including area code)

Item 5.            Other Events.

            On September 10, 2002, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.            Financial Statements and Exhibits

            (a)        Exhibits.

                        99        Press release issued by Horizon Offshore, Inc. on September 10, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By:       /s/ David W. Sharp
                                                                                    David W. Sharp
                                                                                    Executive Vice President and
                                                                                    Chief Financial Officer

Dated: September 10, 2002.